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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549





                                       FORM 8-K

                    Current Report Pursuant to Section 13 or 15(d)
                        of the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported): March 4, 1997


                             MEDICAL GRAPHICS CORPORATION
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                (Exact name of Registrant as specified in its charter)



             MINNESOTA                                   41-1316712
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(State or other jurisdiction of                       (IRS Employer
incorporation or organization)                        Identification No.)

                                        0-9899
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                               (Commission File Number)

     350 Oak Grove Parkway
     St. Paul, Minnesota                                         55127-8599
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(Address of principal executive                                  (Zip Code)
offices)

          Registrant's telephone number, including area code: (612)484-4874
                                                              -------------




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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

    On March 4, 1997, Medical Graphics Corporation (the "Company") engaged Deloitte & Touche LLP as its independent auditors responsible for auditing the Company's financial statements. During the two year period prior to the engagement of Deloitte & Touche LLP, the Company did not consult with Deloitte & Touche LLP with respect to any matter with respect to the application of accounting principles to any specific matters or in connection with any accounting, auditing or financial statement reporting issues.




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                                      SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


MEDICAL GRAPHICS CORPORATION

Dated: March 7, 1997



By /s/ Mark W. Sheffert
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     Mark W. Sheffert
     Chief Executive Officer



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